UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
December 28, 2005	33-74876-D

SPORT-HALEY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue

Denver, Colorado 80216

303/320-8800

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 28, 2005, Sport-Haley, Inc. (the “Company”) notified the Nasdaq Stock Market, Inc. (“Nasdaq”), upon which its common shares are listed on the Nasdaq National Market, that the Company had recently become aware that its common shares were not properly registered under §12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the Company had believed, and therefore, the Company was not in compliance with NASD Marketplace Rule 4440(a), which requires an issue of securities to be registered under §12(g)(1) of the Exchange Act in order to be listed on the Nasdaq National Market.

However, subject to our commitment to register our common shares under §12(g) and to continue to make those SEC filings required of §12(g) filers prior to the time that a registration statement is declared effective, our common shares continue to be listed on the Nasdaq National Market.

Our Common stock was originally registered pursuant to §12(b) of the Exchange Act in connection with our initial public offering in 1994.  At that time, our common stock was listed on the Pacific Stock Exchange, as well as on the Nasdaq Small Cap Market, and commencing in December 1994, the Nasdaq National Market.  In 1998, we determined to withdraw our listing on the Pacific Stock Exchange, but to retain our listing on the Nasdaq National Market.  Accordingly, in November 1998, we obtained the Pacific Stock Exchange’s permission to withdraw our listing and filed a Form 25 with the Securities and Exchange Commission.  At the time that we withdrew our listing from the Pacific Stock Exchange, we believed that, pursuant to SEC Rule 12g-2, we did not need to file an additional registration statement in order to register our common stock pursuant to §12(g) of the Exchange Act, as we believed that we met the requirements of Rule 12g-2, which would, if met, have deemed our common stock to be registered under §12(g) without requiring the filing of another registration statement.  While we believed in November 1998, and since then, that we met the requirements for utilizing Rule 12g-2, it has recently come to our attention that our reliance upon Rule 12g-2 was in error as the number of our holders of record did not exceed 300 as we had believed.

In order to remedy this situation and the noncompliance with the Nasdaq Rule, we will be filing a registration statement on Form 10 to register our common stock pursuant to §12(g) of the Exchange Act.  We expect that the Form 10 will be filed within the next 5 business days.  Since November 1998, as we believed that our common stock was properly registered under §12(g), we have consistently made those SEC filings required of issuers whose shares are registered pursuant to §12(g). Until the Form 10 registration statement becomes effective, we will continue to file those documents with the SEC required of §12(g) filers.

Item 8.01 Other Events.

We recently learned that our common shares were not properly registered under §12(g) of the Securities Exchange Act of 1934 as we had believed they were since November 1998.  See the information above in Item 3.01 which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: January 4, 2006	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer